
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q2 2025
Earnings Presentation

Franklin Electric

29 July 2025



Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2024, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Franklin Electric



Key Messages



- **Strong Q2 results in all three segments** with both price and volume
- **Record Sales, Operating Income and Earnings per Share**
- **Healthy Q3 order trends and backlog.** A positive 2025 outlook
- **Strategy execution** led to solid growth in a softer markets
- Well-positioned in the face of **tariffs and global uncertainty**

Our People, Promise, and Commitment

To our employees:

Being a great place to work and attracting the best talent

To our customers:

Leading with service and being an indispensable partner

For our products:

Innovating with quality products in the markets we serve

2025
America's Greenest Companies
Newsweek

2025
Most Trustworthy Companies in America
Newsweek

2024
America's Most Responsible Companies
Newsweek

2024
America's Climate Leaders
USA Today



Jennifer Wolfenbarger
Chief Financial Officer

Wolfenbarger has served in divisional CFO roles at some of the country's most recognizable and growth-minded manufacturing companies, including Caterpillar, Stryker and most recently Owens Corning. In her role at Owens Corning, Wolfenbarger oversaw strategic planning, investor relations, compliance and financial reporting for the company's $4 billion global insulation business.



Daniela Williams
Chief Human Resources Officer

Williams joins Franklin Electric with a track record of leading talent strategy and organizational transformation across global manufacturing, automotive, and technology companies, including Visteon, Aptiv, and DURA Automotive. In her previous role at Visteon, a $3.8 billion automotive supplier, she served as Global Vice President of People and Culture, where she led workforce planning, executive succession, and enterprise redesign globally.

Franklin Electric

Q2 2025 Overview

- **Financial Performance:**
  - **Sales of $587.4M**, up 8% YoY
  - **Gross Margin of 36.1%,** down slightly
  - **Operating income of $88.1M**, up 11% YoY, with operating margin of 15.0%
  - **GAAP EPS of $1.31**, up 4% YoY
- **Solid performance** despite macroeconomic challenges
- **Higher sales** in Water Systems, from the benefit of acquisitions, favorable pricing, and higher volumes
- **Strong operating performance** in Energy Systems
- **Higher sales** in the Distribution segment due to higher volumes

SALES


$543 M
$587M
+8% YoY
Q2 2024
Q2 2025

OPERATING INCOME


$79M
$88M
+11% YoY
Q2 2024
Q2 2025

EPS


$1.26
$1.31
+4% YoY
Q2 2024
Q2 2025

Franklin Electric

Q2 2025 Performance

SALES


$543M
$30M
$15M
($1M)
$587M
8% YoY
5%
3%
(0%)
Q2 2024
Volume/Price
Acquisitions
FX, net
Q2 2025

OPERATING INCOME


$79M
$12M
($3M)
($0M)
$88M
11% YoY
14.6%
15%
(4%)
(0%)
15.0%
Q2 2024
Gross Profit
SG&A
Restructuring
Q2 2025

Sales of $587.4M increased 8% YoY

- Favorable pricing in Water Systems and Energy Systems
- Higher volumes in all three Segments
- Acquisitions added 3% of growth

Operating Income of $88.1M increased 11% YoY

- Gross profit up on higher sales
- Higher SG&A expenses primarily due to acquisition-related costs



Q2 2025 Segment Details

Segment	Sales	Op. Income	Op. Margin	Comments
WATER SYSTEMS	**$340.8M** (up 8%)	**$61.8M** (down 1%)	**18.1%** (down 160 bps)	• Record revenue with Water Treatment up MSD, Dewatering sales up >20% • Gross margin down mainly due to one-time purchase accounting from recent acquisitions and sales mix • SG&A up due to acquisition-related expenses & intangible amortization
ENERGY SYSTEMS	**$77.5M** (up 6%)	**$29.1M** (up 12%)	**37.5%** (up 190 bps)	• Sales growth in Q2 due to favorable pricing and volumes • Operating margin increased due to favorable geographic mix of sales and cost management
DISTRIBUTION	**$200.0M** (up 5%)	**$16.1M** (up 64%)	**8.1%** (up 300 bps)	• Record revenue with growth of 5% • Cost structure actions implemented in 2024 driving improvement in operating performance



Balance Sheet and Cash Flow[1]

$105M
Cash Balance

$180M
Net Debt

0.6x
Net Debt to EBITDA

1.4M
Shares repurchased in Q2 totaling $120.3M


Free Cash Flow
$26M
$40M
Q2 2024
Q2 2025


Cash Flow From Operations
$36M
$52M
Q2 2024
Q2 2025

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2025 Outlook



SALES

$2.09 to $2.15 Billion
(up LSD to MSD)

EPS

$3.95 to $4.25
(up MSD to HSD/LDD)

HIGHLIGHTS

- **Maintaining our EPS guidance**
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- **Maintaining strong margins**
- **Tariff management and mitigation** protecting margins
- **Maintaining strong balance sheet** and **deploying capital with best ROIC mindset**
- **Confident in our long-term strategy**
- **Not in outlook:** termination of defined benefit pension plan

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Electric

At Franklin (NASDAQ: FELE), we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- Serve global water needs where most critical
- Use our leading channel and customer partnerships to drive share and growth
- Focus on faster-growing commercial, industrial, and energy verticals with new solutions
- Be the easiest to do business with via digital customer innovations

RESILIENT MARGINS

- Expand Franklin Operating System (FOS) and our productivity and efficiency
- Use data-driven solutions to deliver leading products pricing, and supply chain – end-to-end
- Optimize our product development and portfolio

INVESTMENTS & CAPITAL

- Strategic M&A driven by secular trends
- Capital deployments to deliver automation, capacity, and optimal footprint
- Share repurchase and dividend commitment

TALENT CENTRIC

- Build on our "Great Places to Work" recognition by focusing on collaboration, service, innovation, and respect
- Live Safety as a bedrock
- Leading attractor and developer of talent

OUR BUSINESS SEGMENTS


13%
32%
$2.021B
REVENUE
55%
29%
$243.6M
OPERATING
INCOME
8%
63%
2024
Water Systems
Distribution
Energy Systems



Market intimacy, Leading Innovation

AN ALL-IN-ONE FUEL MONITORING SYSTEM SOLUTION

AT THE PRICE OF JUST A CONSOLE

Market Need	Franklin Electric Solution
• A sizable portion of the market relies on outdated technology for fuel monitoring • Industry offerings are overbuilt without providing a holistic solution • Customers lack an economical pathway to the latest technology	• **EVO™ ONE** is an all-in-one, right sized fuel management solution(including console, sensors, probes, and hardware) that lets station owners upgrade or equip a typical site **for a similar price as a standalone Automatic Tank Gauge console replacement**

ONE KIT. ONE SYSTEM. ONE SOLUTION.

Full featured | Affordable | Easy Upgrade
User-Friendly | Simplified Compliance | Remote Access


EVO™
ONE
EVO
Franklin Electric



Closing Thoughts



- Strong Q2, all businesses performing well
- We have opportunities to further our transformation
- Solid backlog and book to bill



- Maintaining our EPS guidance, we expect a strong year
- Mitigation strategies in place to offset tariff impacts



- Continued confidence in our long-term strategy
- Our focus is growth, innovation, and building a great team

Franklin Electric



Non-GAAP Reconciliations



Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net debt to EBITDA and free cash flow and conversion.

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of June 30, 2025
Total debt	$ 285
Less: cash and cash equivalents	$ (105)
Net (cash) debt	$ 180

	Six months ended June 30, 2025	Year ended December 31, 2024	Six months ended June 30, 2024	Twelve months ended June 30, 2025
Net income	$ 92	$ 182	$ 92	$ 181
Depreciation and amortization	$ 30	$ 56	$ 28	$ 59
Income tax expense	$ 31	$ 50	$ 27	$ 54
Interest expense	$ 5	$ 6	$ 3	$ 8
EBITDA	$ 157	$ 294	$ 150	$ 301
Net debt to EBITDA as of June 30, 2025				0.6



Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	2025			2024		
	Q1	Q2	YTD	Q1	Q2	YTD
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 32.0	$ (1.4)	$ 36.4	$ 35.0
Cash flows from investing activities	$ (116.1)	$ (11.2)	$ (127.3)	$ (10.2)	$ (10.0)	$ (20.2)
Cash flows from financing activities	$ (2.6)	$ (19.5)	$ (22.1)	$ (6.3)	$ (32.4)	$ (38.7)
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 32.0	$ (1.4)	$ 36.4	$ 35.0
Capital expenditures	$ (6.8)	$ (11.6)	$ (18.4)	$ (9.2)	$ (10.2)	$ (19.4)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 0.3	$ 0.7	$ 0.1	$ 0.3	$ 0.4
Free cash flow	$ (25.9)	$ 40.2	$ 14.3	$ (10.5)	$ 26.5	$ 16.0

Thank You!

Jennifer Wolfenbarger CFO | InvestorRelations@FELE.com | 260-827-5520